Statement of Additional Information Supplement	March 22, 2017

Putnam Small Cap Value Fund
Statement of Additional Information dated June 30, 2016

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are supplemented to reflect that the fund’s portfolio managers are now David Diamond and Eric Harthun. These sub-sections are also supplemented with regards solely to Mr. Diamond as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of February 28, 2017. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
accounts, managed
account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-		pool assets from more		contribution plan
manager	end funds		than one client		offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

David Diamond	0	0	0	0	1	$4,300,000

Ownership of securities

As of February 28, 2017, Mr. Diamond owned no shares of the fund, including investments by immediate family members and amounts invested through retirement and deferred compensation plans.

SAI Supplement – 3/17